Opentransit® Internet Service Order

PSD ID I

'#i!&.

Agreement N" I

HKG11020TI02

----------

As from the date of its signature, This Service Oder Form n° I

Shall supersede and replace Service Order Form WI

8

_

Tariff modification

france telecom

9

Customer Information

Commercial Contact Title

Mr Terence Yap----1 Director

Company Name Customer Profile AS Number

Digital Network Alliance (HK) Ltd Satellite SeNice Provider AS9237

Address

15/F, East Wing, Sincere Insurance Building, 6 Hennessy _8.o1id~Wanchai Wanchai

Hong Kong

85231049012

ZipCode / City Country

Phone

Cell. Phone Fax

E-mail

85231049011

Technical Contact Informations

Transmission

Name

Phone/Fax

E-mail

L Mr Eddie Ng_L + 1852 3104 9013/862 3104 90111 eddienCcVdna-asiapac.com I

IP

Name

Phone/Fax

E-mail

I

Mr Eddie Ng~ + 1852 3104 9013/862 3104 90111 eddienCcVdna-asiapac.comJ

NOC

Name

I

Mr Eddie Ng

Phone/Fax

E-mail

I + 185231049013/8623104 90111 eddienla>,dna-asiap~

DNS/Newsfeed Name

I

Mr Eddie Ng

Phone/Fax

E-mail

I + 1852 3104 9013/862 3104 90111 eddienCcVdna-asiapac.com I

Billing Contact	1	Ms Eppie Wong	I	VAT Number
Company Name	Digital Network Alliance (HK) Ltd			Phone			85231049012
Address		Same as above		Fax	-		85231049011
		-- --~		E-mail			eppiewCcVdna-asiapac. com
ZipCode / City	1	Wanchai	1	Country		I	Hong Kong	I

Supplier Information

Billing Contact C Ms Eng Eng Seah ~

Company Name Address

France Telecom Long Distance - Hong Kong Limited 6 Temasek Boulevard, #38-03, SunTec Tower Four

ZipCode / City Country

038986 Singapore

Commercial Contact Title

Mr. Henry Yeung Sales Ma-n-a-ge-r

Phone

Cell. Phone Fax

E-mail

852 2583 6033

852 3106 0327

hen~. veunaCcVfrancetelecom.com

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VAT Number

Phone

Cell. Phone Fax

65 6335 6895

65 6227 9833

E-mail

- I

ena.seahCcVfrancetelecom. com

l

D

D

Parties Initials

Agreement N"

### HKG11020TJ02

Opentransit® Internet Service Order

france telecom

Port n°

1

Status

Contract Renewal

Agreement N" ,-I

H_K_G_1_10_2_0_T_10_2

_

Service Order Form n° ~I

9

_

Service Description

Committed Delivery Date:			I	TBC	IWorking Days		from the latest date of signature of this Service Order by either Party
Customer Preferred Date :			I	1/1/2005	I	Supplier takes into account that Customer would prefer Customer preferred Date as delivery date and Supplier shall make all reasonable efforts to match
Customer's request. However, Supplier commits only to the Committed Delivery
r"\_"'_
Product Type			~	PureSpeed		0	Content		0	On Demand
Opentransit® Service Type
0	Category 1 :	Service implementation does not require Hardware							(only software modification)
0	Category 2 :	Service implementation requires France Telecom equipment installation and/or In house cabling
0	Category 3 :	Service implementation requires Hardware implementation plus transmission capacity
Port description
Interface Type:	I	FE (10/1 OOMbps)				I
Access Rate:	I			100Mbps		I	Service Rate :	I		20Mbps	I
Connectivity:				Worldwide			Access Type :			Scalable
IP Access Information
		France Telecom PoP								Customer PoP
Access :	I			Hong Kong		I		I		Hong Kong	I
Main Access Port :		0		Backup Port :		0
Service delivery site details
Company Name	I			France Telecom		I	ZipCode / City			- Hong Kong
							Country			China
Address		1 ON YIP Street, Sino Favour					Room / Floor	20/F, Sino Favour, On Yip Street, Chaiwan, Hong Kong
			Centre, Chai Wan, 5				Contact Name			Mr Eddie Ng
							Tel. Number			85231049013

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Agreement N°

HKG11020TI02

Opentransit® Internet Service Order

france telecom

1

Agreement N" I

HKG11020TI02

I

Service Order Form n°

8

Transmission additional information

If the customer's equipment is _N_O_T located in the same room as the transmission demarc, an extension is required.

Demarc Extension: 0 Yes 0 No

If Yes, Provided by : 0 France Telecom 0 Customer

If France Telecom provides the

location of the transmission demarc and customer's e

Transmission

Customer's equipment

Transmission Provided By France Telecom:

Transmission service description

No

Pricing & Billing Information

Billing

Currency

o Euro

o USD

Other: [

Pricing Charges

Non recurring

Min. Monthly Recurring

I

0

IHKD I

15600

IHKD

HKD

Billed Unit  Payment type

Payment term!

Mbps

Uype of Billing I 95th percentile

Check I

ort Commitment
:e per Unit			I
Usage			Price
From		to
~I			~1HKD I p.' Mbp,
		20	780
>	I	20 I		HKD / per Mbps
780

Within 30 days ~

Service Duration :

3 Months

Invoice term: 0 In Arrears 0 In advance

Periodicity : ~ Monthly 0 Quarterly 0 Yearly 0 Upfront

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Agreement N'

HKG11020TI02

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Opentransit® Internet Service Order

france telecom

Agreement W

9

SOFW

OpenTransit® Internet Value Added Services

	Service	Price	Comment
0	Secondary DNS	-
0	Newsfeed	-
0	IP adresses	-
0	Multicast	-
0	Blackholing	-
'"""'"

Additional information

1.

As of this 1 day of July, 2005 ("Entry into Force"), this Service Order replaces and supersedes Service Order
n° 1 signed between the Parties for the provision of the Service by Supplier to Customer under Framework
Agreement n° HKG 11 020TI02/CSS.
Duration of this Service OrderNotwithstanding anything to the contrary in the Framework Agreement, this
Service Order shall be effective as of its Entry into Force, and shall continue in full force for successive periods of Three (3) months, unless and until terminated by either Party, subject to at least thirty (30) day's written notice prior to the expiration of any such three-month term, or unless earlier terminated by either Party under
Article 4 of the Framework Agreement.

Enclosures

Enclosed documents :

DYes 0 No

Titles

Service Agreement

The present Service Order is expressly governed by the terms and conditions set out in the associated Open Transit® Internet Agreement mentioned above. In the exceptional case in which (i) no agreement exists between the Parties or (ii) the Opent transit® Internet Agreement would not be signed by the date this service order is due to be signed, the latter shall be governed by the terms and conditions of Supplier's Standard Open Transit® Internet Agreement as provided by Supplier to Customer until the latest date of signature of such agreement by either Party. Customer hereby agrees to have received and read the said Framework Agreement.

Between:

CUSTOMER	
Company	Digital Network Alliance (HK) Limited
Entity	Hong Kong
Name	Mr Terence Yap
Title	Director
Date	
Signature

Company _E_nt_itl Name -T-itl-e

Date Signature

.~ Parties Initials

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Agreement N'

HKG11020TI02

SUPPLIER	
Company	**France Telecom Long Distance**
Entity	Hong Kong Limited
Name	Mr Jean Francois Thomas
Title	Vice President, Asia
Date	18 MAY 05
Signature